UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2026

LIBERTY LATIN AMERICA LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-38335	98-1386359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)
Clarendon House,
2 Church Street,
Hamilton HM 11, Bermuda
(Address of Principal Executive Office)
(303) 925-6000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Shares, par value $0.01 per share	LILA	The NASDAQ Stock Market LLC
Class C Common Shares, par value $0.01 per share	LILAK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

On March 27, 2026, Liberty Latin America Ltd. (the “Company”) entered into an exchange agreement with Mr. Balan Nair, the President and Chief Executive Officer of the Company, pursuant to which Mr. Nair agreed to exchange 1,363,080 Class A Common Shares, par value $0.01 per share, of the Company for 1,300,243 Class C Common Shares, par value $0.01 per share, of the Company (the “LILAK Share Exchange”). The LILAK Share Exchange is exempt pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended, and closed on March 27, 2026. Mr. Nair continues to support the long-term business strategy of the Company, but desired to effect the LILAK Exchange for tax planning purposes in light of certain requirements imposed by the Net Controlled Foreign Corporation Tested Income regime. This regime imposes certain additional taxes on the foreign earnings of U.S. shareholders of certain foreign corporations in the event that the voting power held by such shareholder exceeds 10% of the issued and outstanding shares of the issuer.

The foregoing information is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Exhibit Name

101.SCH	XBRL Inline Taxonomy Extension Schema Document.
101.DEF	XBRL Inline Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Inline Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Inline Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File.* (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY LATIN AMERICA LTD.

By:	/s/ John M. Winter
John M. Winter
Senior Vice President, Chief Legal Officer and Secretary

Date: March 31, 2026